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                                  EXHIBIT Q.(I)
                   THE HARTFORD MUTUAL FUNDS, INC. (333-02381)
                 THE HARTFORD MUTUAL FUNDS II, INC. (002-11387)
                THE HARTFORD INCOME SHARES FUND, INC. (811-02281)
                     HARTFORD SERIES FUND, INC. (333-45431)
                  HARTFORD HLS SERIES FUND II, INC. (033-03920)

                                POWER OF ATTORNEY

                                November 15, 2006

              Lynn S. Birdsong      Robert M. Gavin
              Duane E. Hill         Sandra S. Jaffee
              William P. Johnston   Thomas M. Marra
              Phillip O. Peterson   Lemma W. Senbet
              Lowndes A. Smith      David M. Znamierowski(1)

do hereby constitute and appoint as their attorney in fact Edward P. Macdonald, Jill G. Powilatis and/or Michael G. Phillips to sign on their behalf any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.


/s/ Lynn S. Birdsong                    /s/ Robert M. Gavin
-------------------------------------   ----------------------------------------
Lynn S. Birdsong                        Robert M. Gavin


/s/ Duane E. Hill                       /s/ Sandra S. Jaffee
-------------------------------------   ----------------------------------------
Duane E. Hill                           Sandra S. Jaffee


/s/ William P. Johnston                 /s/ Thomas M. Marra
-------------------------------------   ----------------------------------------
William P. Johnston                     Thomas M. Marra


/s/ Phillip O. Peterson                 /s/ Lemma W. Senbet
-------------------------------------   ----------------------------------------
Phillip O. Peterson                     Lemma W. Senbet


/s/ Lowndes A. Smith                    /s/ David M. Znamierowski
-------------------------------------   ----------------------------------------
Lowndes A. Smith                        David M. Znamierowski(1)

(1) President of all the above-referenced investment companies and Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.